UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2023

LAMF GLOBAL VENTURES CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41053	98-1616579
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9255 Sunset Blvd., Suite 515

West Hollywood, California 90069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 343-8760

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LGVCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	LGVC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LGVCW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 28, 2023, the LAMF Global Ventures Corp. I (the “Company” or “LAMF”) issued a press release announcing the Company’s entry into a non-binding letter of intent with Nuvo Group Ltd. (“Nuvo”) for a potential business combination. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information and Where to Find It

LAMF has filed a definitive proxy statement with the Securities and Exchange Commissions (the “SEC”), related to the extraordinary general meeting of shareholders which will be held for the purpose of considering and voting on, among other proposals, a proposal to amend the amended and restated memorandum and articles of association of LAMF (the “Extension Amendment”) to provide the Company with the right to extend the date by which it must consummate an initial business combination from May 16, 2023 (“Current Outside Date”) to November 16, 2023 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors, to elect to further extend the Extended Date in one-month increments up to 6 additional times, or a total of up to 12 months after the Current Outside Date, until up to May 16, 2024 (the “Extension Proxy”). LAMF has mailed the Extension Proxy to its shareholders of record as of April 10, 2023 in connection with the Extension Amendment. Investors and shareholders are advised to read the Extension Proxy and any amendments thereto, because these documents will contain important information about the Extension Amendment and LAMF. Shareholders will also be able to obtain copies of the Extension Proxy, without charge, at the SEC’s website at www.sec.gov or by directing a request to: LAMF Global Ventures Corp. I, 9255 Sunset Blvd., Suite 515, West Hollywood, California 90069.

In addition, if a legally binding definitive agreement with respect to the proposed business combination is executed, LAMF or Nuvo intend to file with the SEC a registration statement, which will include a preliminary proxy statement/prospectus. A definitive proxy statement/prospectus will be mailed to LAMF’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of such proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: LAMF Global Ventures Corp. I, 9255 Sunset Blvd., Suite 515, West Hollywood, California 90069.

This communication may be deemed to be offering or solicitation material in respect of the proposed business combination with Nuvo, which will also be submitted to the shareholders of LAMF for their consideration. LAMF urges investors, shareholders and other interested persons to carefully read, when available, the preliminary and definitive proxy statement/prospectus as well as other documents filed with the SEC (including any amendments or supplements to the proxy statement/prospectus, as applicable), in each case, before making any investment or voting decision with respect to the proposed business combination, because these documents will contain important information about LAMF, Nuvo and the proposed business combination.

Participants in the Solicitation

LAMF and its directors and executive officers may be considered participants in the solicitation of proxies of LAMF’s shareholders in connection with the Extension Amendment. Investors and shareholders may obtain more detailed information regarding the names and interests of LAMF’s directors and officers in LAMF and the Extension Amendment in LAMF’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports LAMF file with the SEC, including the Extension Proxy. These documents can be obtained free of charge from the sources indicated above.

LAMF and Nuvo and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described herein under the rules of the SEC. Investors and shareholders may obtain more detailed information regarding the names and interests of LAMF’s directors and officers in LAMF’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports LAMF file with the SEC, and will be set forth in the proxy statement/prospectus for the proposed business combination when filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LAMF’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: LAMF’s ability to enter into a definitive agreement with respect to the proposed business combination with Nuvo within the time provided in LAMF’s amended and restated memorandum and articles of association; the ability of LAMF and Nuvo to obtain the financing necessary to consummate the potential business combination; the performance of Nuvo’s business; the timing and success of Nuvo’s product development; the failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination; the ability of LAMF and Nuvo to satisfy the conditions to closing the proposed business combination; the risk that approval of LAMF’s shareholders for the Extension Amendment is not obtained; the level of redemptions made by the LAMF’s shareholders in connection with the Extension Amendment and the proposed business combination and its impact on the amount of funds available in LAMF’s trust account to complete an initial business combination; the ability of LAMF and LAMF’s sponsor, LAMF SPAC Holdings I LLC, to enter into non-redemption agreements; and those factors discussed in LAMF’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC, including the Extension Proxy. LAMF does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 28, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMF GLOBAL VENTURES CORP. I

	By:	/s/ Simon Horsman
Name: Simon Horsman
Title: Chief Executive Officer

Dated: April 28, 2023

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